Exhibit 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of December 18, 2007, but effective as of February 1, 2007 (the “Effective Date”) by and among LEXINGTON REALTY TRUST (formerly known as LEXINGTON CORPORATE PROPERTIES TRUST), a real estate investment trust formed under the laws of the State of Maryland, LEPERCQ CORPORATE INCOME FUND L.P., a limited partnership formed under the laws of the State of Delaware, LEPERCQ CORPORATE INCOME FUND II L.P., a limited partnership formed under the laws of the State of Delaware, NET 3 ACQUISITION L.P., a limited partnership formed under the laws of the State of Delaware (collectively, the “Borrowers” and each a “Borrower”), each of Lenders party hereto, and WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent (the “Agent”).

WHEREAS, the Borrowers, the Lenders, the Agent and certain other parties have entered into that certain Credit Agreement dated as of June 27, 2005 (as amended and in effect immediately prior to the date hereof, the “Credit Agreement”) and the parties hereto desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1.    Specific Amendment to Credit Agreement.  The parties hereto agree that subsection (f) of Section 9.1. of the Credit Agreement is restated in its entirety as follows:

(f)  Minimum Net Worth.  Tangible Net Worth at any time to be less than (i) $845,175,000 plus (ii) 75.0% of the Net Proceeds of all Equity Issuances effected by the Trust or any Subsidiary after March 31, 2005 (other than (x) Equity Issuances to the Trust or any Subsidiary and (y) Equity Issuances by the Trust or any Subsidiary, to the extent the proceeds thereof are used at the time of such Equity Issuance, or within twelve months of such Equity Issuance, to redeem, repurchase or otherwise acquire or retire any other Equity Interest (other than Mandatorily Redeemable Stock) of the Trust or such Subsidiary, as the case may be).

Section 2.    Conditions Precedent.  The effectiveness of this Amendment is subject to receipt by the Agent of each of the following, each in form and substance satisfactory to the Agent:

(a)            A counterpart of this Amendment duly executed by the Borrowers and Lenders constituting the Requisite Lenders;

(b)            An Acknowledgment substantially in the form of Exhibit A attached hereto, executed by each Guarantor; and

(c)            Such other documents, instruments and agreements as the Agent may reasonably request.

Section 3.    Representations.  The Borrowers represent and warrant to the Agent and the Lenders that:

(a)            Authorization.  Each Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its respective obligations hereunder and under the Credit Agreement, as amended by this Amendment, in accordance with their respective terms.  This Amendment has been duly executed and delivered by a duly authorized officer of each Borrower and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of each Borrower enforceable against such Borrower in accordance with its respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

(b)            Compliance with Laws, etc.  The execution and delivery of this Amendment by each Borrower and the performance by each Borrower of this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Government Approvals or violate any Applicable Laws (including all Environmental Laws) relating to any Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of any Borrower or any other Loan Party or any indenture, agreement or other instrument to which any Borrower or any other Loan Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Borrower or any other Loan Party.

(c)            No Default.  No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.

Section 4.    Reaffirmation of Representations by Borrowers.  Each Borrower hereby repeats and reaffirms all representations and warranties made by such Borrower to the Agent and the Lenders in the Credit Agreement and the other Loan Documents to which it is a party on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full.

Section 5.    Certain References.  Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

Section 6.    Expenses.  The Borrowers shall reimburse the Agent and each Lender upon demand for all costs and expenses (including attorneys’ fees) incurred by the Agent or such

Lender in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.
Section 7.    Benefits.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 8.    GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 9.    Effect.  Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect.  The amendments contained herein shall be deemed to have prospective application only beginning on the Effective Date.

Section 10.    Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 11.    Definitions.  All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Credit Agreement to be executed as of the date first above written.

LEXINGTON REALTY TRUST

By:	/s/ Patrick Carroll
Name: Patrick Carroll
Title: Chief Financial Officer

LEPERCQ CORPORATE INCOME FUND L.P.

By: Lex GP-1 Trust, its sole general partner

By:	/s/ Patrick Carroll
Name: Patrick Carroll
Title: Chief Financial Officer

LEPERCQ CORPORATE INCOME FUND II L.P.

By: Lex GP-1 Trust, its sole general partner

By:	/s/ Patrick Carroll
Name: Patrick Carroll
Title: Chief Financial Officer

NET 3 ACQUISITION L.P.

By: Lex GP-1 Trust, its sole general partner

By:	/s/ Patrick Carroll
Name: Patrick Carroll
Title: Chief Financial Officer

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WACHOVIA BANK, NATIONAL ASSOCIATION, individually and as Agent

By:	/s/ Wesley G. Carter
Name: Wesley G. Carter
Title: Director

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Jane E. McGrath
Name: Jane E. McGrath
Title: Vice President

SOVEREIGN BANK

By:	/s/ T. Gregory Donohue
Name: T. Gregory Donohue
Title: Senior Vice President

PNC BANK, N.A.

By:	/s/ Anthony Wong
Name: Anthony Wong
Title: Vice President

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BRANCH BANKING AND TRUST COMPANY

By:	/s/ Robert M. Searson
Name: Robert M. Searson
Title: Senior Vice President

PEOPLES BANK

By:	/s/ Maurice Fry
Name: Maurice Fry
Title: Vice President

COMERICA BANK

By:	/s/ James Graycheck
Name: James Graycheck
Title: Vice President

CITIZENS BANK OF RHODE ISLAND

By:	/s/ Donald Woods
Name: Donald Woods
Title: Vice President

EXHIBIT A

FORM OF GUARANTOR ACKNOWLEDGEMENT

THIS GUARANTOR ACKNOWLEDGEMENT dated as of December 18, 2007 (this “Acknowledgment”) executed by each of the undersigned (the “Guarantors”) in favor of WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent (the “Agent”) and each Lender under the Credit Agreement referred to below.

WHEREAS, Lexington Realty Trust (formerly known as Lexington Corporate Properties Trust), Lepercq Corporate Income Fund L.P., Lepercq Corporate Income Fund II L.P. and Net 3 Acquisition L.P. (collectively, the “Borrowers”), the Lenders, the Agent and certain other parties have entered into that certain Credit Agreement dated as of June 27, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, each of the Guarantors is a party to that certain Guaranty dated as of June 27, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) pursuant to which they guarantied, among other things, the Borrowers’ obligations under the Credit Agreement on the terms and conditions contained in the Guaranty;

WHEREAS, the Borrowers, the Agent and certain of the Lenders are to enter into a Third Amendment to Credit Agreement dated as of the date hereof (the “Amendment”), to amend certain terms of the Credit Agreement on the terms and conditions contained therein; and

WHEREAS, it is a condition precedent to the effectiveness of the Amendment that the Guarantors execute and deliver this Acknowledgment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1.  Reaffirmation.  Each Guarantor hereby reaffirms its continuing obligations to the Agent and the Lenders under the Guaranty and agrees that the transactions contemplated by the Amendment shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder.

Section 2.  Governing Law.  THIS REAFFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 3.  Counterparts.  This Reaffirmation may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Guarantor Acknowledgement as of the date and year first written above.

Acquiport LSL GP LLC, a Delaware limited liability company

By: Lexington Realty Trust, its managing member, a Maryland statutory real estate investment trust

By:____________________________ Name: T. Wilson Eglin Title: President

Lex GP-1 Trust

By:___________________________ Name: T. Wilson Eglin Title: President

Lex LP-1 Trust

By:___________________________ Name: T. Wilson Eglin Title: President

Lexington BCBS L.L.C., a Delaware limited liability company

By: Lexington Realty Trust, its managing member, a Maryland statutory real estate investment trust

By:____________________________ Name: T. Wilson Eglin Title: President

Lexington Carrollton Manager LLC

By:___________________________ Name: T. Wilson Eglin Title: President

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Lexington Chelmsford Manager LLC

By:___________________________ Name: T. Wilson Eglin Title: President

Lexington Contributions Inc.

By:___________________________ Name: T. Wilson Eglin Title: President

Lexington Dover LLC

By:___________________________ Name: T. Wilson Eglin Title: President

Lexington Fort Street Trust

By: Lexington Fort Street Trustee LLC

By:___________________________ Name: T. Wilson Eglin Title: President

Lexington Foxboro II LLC

By:___________________________ Name: T. Wilson Eglin Title: President

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Lexington High Point Manager LLC

By:___________________________ Name: T. Wilson Eglin Title: President

Lexington Los Angeles Manager LLC

By:___________________________ Name: T. Wilson Eglin Title: President

Lexington Millington Manager LLC

By:___________________________ Name: T. Wilson Eglin Title: President

Lexington Multi-State Holdings L.P., a Delaware limited partnership

By: Lexington Multi-State Holdings Manager LLC, its sole general partner, a Delaware limited liability company

By:___________________________ Name: T. Wilson Eglin Title: President

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Lexington OC LLC, a Delaware limited liability company

By: Lepercq Corporate Income Fund II L.P., its managing member, a Delaware limited partnership

By: Lex GP-1 Trust, its sole general partner, a Delaware statutory trust

By:____________________________ Name: T. Wilson Eglin Title: President

Lexington Olive Branch LLC, a Delaware limited liability company

By: Lexington Olive Branch Manager LLC, its managing member, a Delaware limited liability company

By:____________________________ Name: T. Wilson Eglin Title: President

Lexington Olive Branch Manager LLC

By:____________________________ Name: T. Wilson Eglin Title: President

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Lexington Realty Advisors, Inc.

By:____________________________ Name: T. Wilson Eglin Title: President

Lexington Southfield LLC

By:____________________________ Name: T. Wilson Eglin Title: President

Lexington Tennessee Holdings L.P., a Delaware limited partnership

By: Lex GP-1 Trust, its sole general partner, a Delaware statutory trust

By:____________________________ Name: T. Wilson Eglin Title: President

Lexington Texas Holdings L.P., a Delaware limited partnership

By: Lexington Texas Holdings Manager LLC, its sole general partner, a Delaware limited liability company

By:____________________________ Name: T. Wilson Eglin Title: President

Lexington Toys II Trust

By: Lexington Toy Trustee LLC

By:___________________________ Name: T. Wilson Eglin Title: President

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Lexington Wallingford Manager LLC

By:____________________________ Name: T. Wilson Eglin Title: President

Lexington Waxahachie L.P., a Delaware limited partnership

By: Lexington Waxahachie Manager LLC, its sole general partner, a Delaware limited liability company

By:____________________________ Name: T. Wilson Eglin Title: President

Lexington Waxahachie Manager LLC, its sole general partner, a Delaware limited liability company

By:____________________________ Name: T. Wilson Eglin Title: President

LXP GP, LLC

By:____________________________ Name: T. Wilson Eglin Title: President

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LXP I Trust

By:____________________________ Name: T. Wilson Eglin Title: President

LXP II, Inc.

By:____________________________ Name: T. Wilson Eglin Title: President

LXP I, L.P., a Delaware limited partnership

By: LXP I Trust, its sole general partner, a Delaware statutory trust

By:____________________________ Name: T. Wilson Eglin Title: President

LXP II, L.P., a Delaware limited partnership

By: LXP II Inc., its sole general partner, a Delaware corporation

By:____________________________ Name: T. Wilson Eglin Title: President

LXP ISS Holdings L.P., a Delaware limited partnership

By: LXP ISS Holdings Manager LLC, its sole general partner, a Delaware limited liability company

By:____________________________ Name: T. Wilson Eglin Title: President

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LXP Memorial L.L.C., a Delaware limited liability company

By: Lexington Realty Trust, its managing member, a Maryland statutory real estate investment trust

By:____________________________ Name: T. Wilson Eglin Title: President

LXP Realty Income Fund L.P., a Delaware limited partnership

By: LXP RIF Manager LLC, its sole general partner, a Delaware limited liability company

By:____________________________ Name: T. Wilson Eglin Title: President

Phoenix Hotel Associates Limited Partnership

By: Lepercq Corporate Income Fund II L.P., its sole general partner, a Delaware limited partnership

By: Lex GP-1 Trust, its sole general partner, a Delaware statutory trust

By:___________________________ Name: T. Wilson Eglin Title: President

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Savannah Waterfront Hotel LLC, a Delaware limited liability company

By: Lepercq Corporate Income Fund L.P., its managing member, a Delaware limited partnership

By: Lex GP-1 Trust, its sole general partner, a Delaware statutory trust

By:___________________________ Name: T. Wilson Eglin Title: President

Union Hills Associates, an Arizona general partnership

By: Union Hills Associates II, its managing general partner, an Arizona general partnership

By: Lexington Realty Trust, its managing general partner, a Maryland statutory real estate investment trust

By:___________________________ Name: T. Wilson Eglin Title: President

Union Hills Associates II, its managing general partner, an Arizona general partnership

By: Lexington Realty Trust, its managing general partner, a Maryland statutory real estate investment trust

By:___________________________ Name: T. Wilson Eglin Title: President

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Lexington Collierville L.P.

By: Lexington Colliverville Manager LLC

By:___________________________ Name: Patrick Carroll Title: Executive Vice President

Lexington Collierville Manager LLC

By:___________________________ Name: Patrick Carroll Title: Executive Vice President

Lexington Westport Manager LLC

By:___________________________ Name: Patrick Carroll Title: Executive Vice President

Lexington Sugarland Manager LLC

By:___________________________ Name: Patrick Carroll Title: Executive Vice President

Lexington Euro Holdings Ltd.

By:___________________________ Name: Patrick Carroll Title: Executive Vice President

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Westport View Corporate Center L.P.

By: Lexington Westport Manager LLC

By:___________________________ Name: Patrick Carroll Title: Executive Vice President